SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 28, 2005

FEDERAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028

(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

312 West First Street Sanford, Florida 32771

(address of principal executive offices)

Registrant’s telephone number: (407) 323-1833

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operation and Financial Condition

On October 28, 2005, Federal Trust Corporation issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.     Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1     Press Release (solely furnished and not filed for purposes of Item 9.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2005
Federal Trust Corporation
(Registrant)

	By:	/s/ Gregory E. Smith

Gregory E. Smith
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release